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PROVIDENT FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

PROVIDENT FINANCIAL HOLDINGS, INC.
(Name of Person(s) Filing Proxy Statement)

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                                                                                          October 21, 2003

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. to be held at the Riverside Art Museum located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 18, 2003, at 11:00 a.m., local time.

        The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to appropriate questions from shareholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.

                                                                                            Sincerely,

                                                                                            /s/ Craig G. Blunden
                                                                                            Craig G. Blunden
                                                                                            President and Chief Executive Officer

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PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506
(909) 686-6060

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 18, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Provident Financial Holdings, Inc. ("Company") will be held at the Riverside Art Museum located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 18, 2003, at 11:00 a.m., local time, for the following purposes:

(1)	To elect two directors to serve for a term of three years;

(2)	To approve the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004;

(3)	To adopt the Provident Financial Holdings, Inc. 2003 Stock Option Plan; and

(4)	To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

        NOTE: The Board of Directors is not aware of any other business to come before the meeting.

        Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on October 13, 2003 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

        Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                    /s/ Donavon P. Ternes
                                                                                    DONAVON P. TERNES
                                                                                    Secretary

Riverside, California
October 21, 2003

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT
OF
PROVIDENT FINANCIAL HOLDINGS, INC.
3756 Central Avenue
Riverside, California 92506

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 18, 2003

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Provident Financial Holdings, Inc. ("Company") to be used at the Annual Meeting of Shareholders of the Company ("Annual Meeting"). The Company is the holding company for Provident Savings Bank, F.S.B. ("Bank"). The Annual Meeting will be held at the Riverside Art Museum located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 18, 2003, at 11:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about October 21, 2003.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Shareholders of record as of the close of business on October 13, 2003 ("Voting Record Date") are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 4,771,535 shares of Common Stock issued and outstanding.

        If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

        Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendation of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote FOR the election of the nominees for director, FOR the approval of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004, and FOR the adoption of the 2003 Stock Option Plan.

        The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by shareholders present in person or by proxy and entitled to vote. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

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        Approval of the appointment of independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. In determining whether such proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

        The adoption of the 2003 Stock Option Plan requires the affirmative vote of a majority of the outstanding shares of the Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

        Proxies; Revocation of a Proxy. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR the approval of the appointment of Deloitte & Touche, LLP as independent auditors, and FOR the adoption of the 2003 Stock Option Plan.

        Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

        If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        Participants in the Provident Savings Bank ESOP. If a shareholder is a participant in the Provident Savings Bank, F.S.B. Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock as of the close of business on the Voting Record Date.

        The following table also sets forth, as of the close of business on the Voting Record Date information as to the shares of Common Stock beneficially owned by (a) each current director of the Company and each of management's

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nominees for director, (b) each of the executive officers named in the Summary Compensation Table ("named executive officers") and all executive officers and directors of the Company as a group.

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Beneficial Owners of More Than 5%

Provident Savings Bank, F.S.B.	549,706	11.52%
Employee Stock Ownership Plan Trust

JAM Partners, L.P.(2)(4)	296,120 (4)	6.21
One Fifth Avenue
New York, New York 10003
Endicott Partners, L.P.(3)(4)
237 Park Avenue, Suite 801
New York, NY 10017

Thomson Horstmann & Bryant, Inc.	475,500 (5)	9.97
Park 80 West, Plaza One
Saddle Brook, New Jersey 07663

Jeffrey L. Gendell	494,250 (6)	10.36
Tontine Partners, L.P.
Tontine Management L.L.C.
Tontine Financial Partners L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

First Financial Fund, Inc.	403,050 (7)	8.45
Gateway Center Three
1100 Mulberry Street, 9th Floor
Newark, New Jersey 07102

Wellington Management Company L.L.P.	419,550 (8)	8.79
75 State Street
Boston, Massachusetts 02109

Directors

Joseph P. Barr	14,041	*
Bruce W. Bennett	20,531 (9)	*
Debbi H. Guthrie	38,551(10)	*
Seymour M. Jacobs(2)(4)	114,270	2.39
Roy H. Taylor	61,486	1.29
William E. Thomas	32,735	*

(table continued on following page) 3

	Number of Shares	Percent of Shares
Name	Beneficially Owned (1)	Outstanding

Named Executive Officers

Craig G. Blunden**	300,328(11)(12)	6.29%
Robert G. Schrader (13)**	118,441	2.48
Donald L. Blanchard	60,856	1.28
Lilian Brunner	38,150	*
Richard L. Gale	61,674	1.29
Donavon P. Ternes	65,900(12)	1.38

All Executive Officers and	896,145	18.78%
Directors as a Group (12 persons)
_______________
*	Less than one percent of shares outstanding.
**	Mr. Blunden and Mr. Schrader are also directors of the Company.
(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP which the holders have voting power but not investment power, are included as follows: Mr. Blunden, 6,457 shares; Mr. Schrader, 5,626 shares; Mr. Blanchard, 4,195 shares; Ms. Brunner, 3,776 shares; Mr. Gale, 5,184 shares; Mr. Ternes, 717 shares; all executive officers and directors as a group, 25,955 shares. The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the Voting Record Date through the exercise of stock options granted pursuant to the Company's 1996 Stock Option Plan: Mr. Barr, 12,500 shares; Mr. Bennett, 200 shares; Ms. Guthrie, 30,950 shares; Mr. Taylor, 30,950 shares; Mr. Thomas, 200 shares; Mr. Blunden, 153,750 shares; Mr. Blanchard, 45,000 shares; Ms. Brunner, 22,500 shares; Mr. Gale, 30,000 shares; Mr. Ternes, 27,000 shares; all executive officers and directors as a group, 353,050 shares.

(2)	Consists of JAM Partners, L.P., JAM Special Opportunities Fund, L.P., JAM Managers, L.L.C., and Seymour M. Jacobs (the "JAM Parties").
(3)

Consists of Endicott Partners, L.P., Endicott Partners II, L.P., Endicott Offshore Investors, Ltd., W.R. Endicott, L.L.C., Endicott Management Co., Wayne K. Goldstein and Robert I. Usdan (the "Endicott Parties").

(4)

Information concerning the shares owned by the JAM Parties and the Endicott Parties as of September 22, 2003 was obtained directly from the parties. According to this information, the JAM Parties have voting and dispositive power with respect to 114,270 shares (JAM Managers, L.L.C. has voting and dispositive power over 112,395 shares and Mr. Seymour M. Jacobs has voting and dispositive power over 1,875 shares), which Mr. Jacobs may be deemed to have the indirect power to vote and to dispose or direct the disposition of the shares held by the JAM Parties; the Endicott Parties have voting and dispositive power over 181,850 shares (Endicott Partners, L.P. and W.R. Endicott, L.L.C. have voting and dispositive power over 48,050 shares, Endicott Partners II, L.P. and W.R. Endicott II, L.L.C. have voting and dispositive power over 71,900 shares, Endicott Management Co. has voting and dispositive power over 13,600 shares, and Endicott Offshore Investors, Ltd. has voting and dispositive power over 48,300 shares), which Messrs. Goldstein and Usdan may be deemed to have the indirect power to vote and to dispose or direct the disposition of the shares held by the Endicott Parties.

(5)

Information concerning the shares owned by Thomson Horstmann & Bryant, Inc. as of December 31, 2002 was obtained from an amended Schedule 13G. According to this filing, Thomson Horstmann & Bryant, Inc., an investment advisor registered under the Investment Advisers Act of 1940, has sole voting power with respect to 207,100 shares and sole dispositive power with respect to 475,500 shares.

(6)

Information concerning the shares owned by Tontine Management L.L.C., Tontine Partners, L.P., Tontine Overseas Associates, L.L.C., and Tontine Financial Partners L.P. as of December 31, 2002 was obtained from an amended Schedule 13G. According to this filing, Jeffrey L. Gendell, an investment advisor registered under the Investment Advisers Act of 1940, has shared voting and dispositive power with respect to these shares.

(7)

Information concerning the shares owned by First Financial Fund, Inc. as of December 31, 2002 was obtained from an amended Schedule 13G. According to this filing, First Financial Fund, Inc., an investment company registered under the Investment Company Act of 1940, has sole voting power and shared dispositive power with respect to these shares.

(8)

Information concerning the shares owned by Wellington Management Company, L.L.P. as of December 31, 2002 was obtained from an amended Schedule 13G. According to this filing, Wellington Management Company, L.L.P., an investment company registered under the Investment Company Act of 1940, has shared dispositive power with respect to these shares.

(9)	Includes 1,320 shares owned by Mr. Bennett's spouse.
(10)	Includes 7,500 shares owned by the Roy O. Huffman Roof Company Profit Sharing Plan. Ms. Guthrie is a trustee of the plan.
(11)	Includes 5,340 shares owned by Mr. Blunden's spouse.
(12)

Includes 30,818 shares of unvested restricted stock awarded to employees and directors of the Company and the Bank pursuant to the Company's 1996 Management Recognition Plan which are held in a trust for participants and which will be voted by Mr. Blunden and Mr. Ternes as trustees of such trust.

(13)	Mr. Schrader retired effective March 31, 2003 as Executive Vice President and Chief Operating Officer of the Company. Mr. Schrader will continue to serve as a director of the Company and the Bank.

PROPOSAL I -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of eight members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Robert G. Schrader and William E. Thomas, each of whom is a current member of the Board of Directors of the Company.

        It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

        The Board of Directors recommends a vote "FOR" the election of Messrs. Schrader and Thomas.

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         The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

		Year First
		Elected	Term to
Name	Age (1)	Director (2)	Expire

BOARD NOMINEES

Robert G. Schrader	64	1995	2006(3)
William E. Thomas	54	1997	2006(3)

DIRECTORS CONTINUING IN OFFICE

Joseph P. Barr	57	2001	2004
Bruce W. Bennett	54	1993	2004
Debbi H. Guthrie	52	1994	2004
Craig G. Blunden	55	1975	2005
Seymour M. Jacobs	42	2002	2005
Roy H. Taylor	52	1990	2005

_____________
(1)	As of June 30, 2003.
(2)	Includes prior service on the Board of Directors of the Bank.
(3)	Assuming the individual is re-elected.

        The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

        Robert G. Schrader has been associated with the Bank since 1963 and served as Executive Vice President of the Bank and the Company from January 1995 and 1996, respectively, until his retirement on March 31, 2003. From 1990 through 1994, Mr. Schrader served as Senior Vice President of the Bank. Mr. Schrader served as Secretary of the Company since its formation in 1996 until his retirement in 2003.

        William E. Thomas, a principal of William E. Thomas, Inc., a Professional Law Corporation, is general counsel to a diversified group of medical groups and medical management companies in Southern California. Previously, Mr. Thomas was the founding and managing partner of a private law firm in Riverside, California. He currently serves as Chairman of the Long Range Planning Committee and on the Company's Personnel/Compensation Committee.

        Joseph P. Barr is a Certified Public Accountant in California and Ohio and has been in public accounting for more than 30 years. He is currently a principal with Swenson Accountancy Corp., a regional assurances and business services firm, with which he has been associated since 1996. Mr. Barr currently serves as Chairman of the Audit Committee.

        Bruce W. Bennett is the President and owner of Community Care and Rehabilitation Center, a skilled nursing facility, with which he has been associated since 1973. He also serves as Chairman of Community Health Corporation and Riverside Community Hospital. Mr. Bennett currently serves on the Company's Audit Committee.

        Debbi H. Guthrie is the President and owner of Roy O. Huffman Roof Company, with which she has been affiliated since 1971. Ms. Guthrie is active in many community organizations. Ms. Guthrie currently serves on the Company's Audit Committee.

        Craig G. Blunden has been associated with the Bank since 1974 and has served as President and Chief Executive Officer of the Bank since 1991 and as President and Chief Executive Officer of the Company since its


formation in 1996. Mr. Blunden also serves on the Board of Directors of the Federal Home Loan Bank of San Francisco and the Greater Riverside Chambers of Commerce.

        Seymour M. Jacobs is the Managing Member of both Jacobs Asset Management, LLC and JAM Managers, LLC the Manager and General Partner, respectively, of both JAM Partners, LP and JAM Special Opportunities Fund, LP. The funds are private partnerships which invest primarily in financial stocks. Mr. Jacobs currently serves on the Company's Long Range Planning Committee.

        Roy H. Taylor is the President of Talbot Agency, Inc., an insurance brokerage firm, with which he has been associated since 1972. Mr. Taylor currently serves as Chairman of the Personnel/Compensation Committee and on the Long Range Planning Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended June 30, 2003, the Board of Directors of the Company held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

        The Board of Directors of the Company has an Audit Committee, currently consisting of Directors Barr (Chairman), Bennett, and Guthrie, which is responsible for reviewing the adequacy of the Bank's system of internal accounting controls, approving the services provided by the Company's outside auditor and meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Audit Committee met four times during the fiscal year ended June 30, 2003.

        The Personnel/Compensation Committee, currently consisting of Directors Taylor (Chairman) and Thomas, is responsible for reviewing the Bank's employee benefit programs and wage and salary administration program, making recommendations to the full Board of Directors on annual salary increases and bonuses and addressing other personnel issues as they arise. The Personnel/Compensation Committee met three times during the fiscal year ended June 30, 2003.

        The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as nominating committee to select nominees for election at the Annual Meeting.

DIRECTORS' COMPENSATION

        Non-employee Directors of the Bank currently receive a monthly retainer of $1,750 and also receive a fee of $300 for each committee meeting attended. The committee chairman receives a fee of $400. In addition, Directors are covered under the Bank's policies for medical, dental and vision care. Dependent coverage is available at the Directors' own expense. Following retirement from the Board of Directors, Directors continue to receive such coverage. No separate fees are paid for service on the Board of Directors of the Company.

        During the fiscal year ended June 30, 2003, non-employee Directors Barr, Bennett, Guthrie, Taylor and Thomas each received options to acquire 1,000 shares of the Company's Common Stock under the Company's 1996 Stock Option Plan. These options vest at a rate of 20% per year over a five year period.

        During the fiscal year ended June 30, 2003, non-employee Directors Barr, Bennett, Guthrie, Taylor and Thomas each were awarded 500 shares of restricted Common Stock under the Company's 1996 Management Recognition Plan. The restricted stock awards vest ratably over a five-year period.

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EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid during the last three fiscal years to the Company's Chief Executive Officer and five highest paid executive officers who received salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2003.

					Long-Term Compensation
					Awards
		Annual Compensation			Restricted	Securities
				Other Annual	Stock	Underlying	All Other
Name and Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Award($)(2)	Options(#)(3)	Compensation($)(4)

Craig G. Blunden	2003	$290,423	$165,756	$ --	$ --	--	$47,490
Chief Executive Officer	2002	276,596	81,967	--	--	--	35,987
and President	2001	263,425	98,299	--	--	--	34,170

Robert G. Schrader (5)	2003	$121,053	$ 38,698	--			$25,046
Executive Vice President	2002	142,770	28,625	--	--	--	17,602
and Chief Operating Officer	2001	137,265	34,655	--	--	--	16,641

Donald L. Blanchard	2003	$111,870	$ 38,877	--			$21,553
Senior Vice President-	2002	107,565	21,566	--	--	--	15,687
Retail Banking	2001	103,575	20,930	--	--	--	14,633

Lilian Brunner	2003	$111,825	$ 43,173	--	--	--	$21,322
Senior Vice President-	2002	107,550	21,566	--	--	--	16,632
Chief Information Officer	2001	101,625	25,499	--	--	--	15,738

Richard L. Gale	2003	$ 99,996	$585,000	--			$30,926
Senior Vice President-	2002	99,996	585,000	--	--	--	22,348
Mortgage Banking	2001	99,996	292,500	--	--	--	11,263

Donavon P. Ternes	2003	$138,002	$ 51,677	--	114,800	--	$28,513
Chief Financial Officer and	2002	129,377	28,125	--	--	--	10,519
Secretary	2001	83,333	21,252	--	298,000	45,000	4,781
________________
(1)	Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2)

Represents the total value of the award of restricted Common Stock on July 23, 2002, and November 1, 2000 to Mr. Ternes in the amount of 5,600 shares and 24,000 shares, respectively. All such awards vest ratably over a five-year period. At June 30, 2003, the value of the unvested restricted stock awards was $586,800. Dividends, if any, paid on the restricted Common Stock are accrued and held in arrears until the restricted Common Stock becomes vested.

(3)	Pursuant to the 1996 Stock Option Plan, 45,000 options were granted on November 1, 2000 to Mr. Ternes. The options vest at a rate of 20% per year over a five year period.
(4)

Amounts for 2003 reflect: for Mr. Blunden, supplemental life insurance of $16,092, employer contribution to 401(k) Plan of $5,712 and employer contribution to ESOP of $21,826; for Mr. Schrader, employer contribution to 401(k) Plan of $3,763 and employer contribution to ESOP of $19,012; for Mr. Blanchard, employer contribution to 401(k) Plan of $3,380 and employer contribution to ESOP of $14,325; for Ms. Brunner, employer contribution to 401(k) Plan of $3,402 and employer contribution to ESOP of $14,320; for Mr. Gale, employer contribution to 401(k) Plan of $5,500 and employer contribution to ESOP of $21,826; and for Mr. Ternes, employer contribution to 401(k) Plan of $4,984 and employer contribution to ESOP of $17,530;

(5)	Mr. Schrader retired effective March 31, 2003 as Executive Vice President and Chief Operating Officer of the Company. Mr. Schrader will continue to serve as a director of the Company and the Bank.

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Option Grants in Last Fiscal Year

        No options were granted to the Chief Executive Officer and the named executive officers during the fiscal year ended June 30, 2003.

Equity Compensation Plan Information

        The following table summarizes share and exercise price information about the Company's equity compensation plans as of June 30, 2003, excluding the number of shares under the proposed 2003 Stock Option Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
Management Recognition and Development Plan	33,329	N/A	--
1996 Stock Option Plan	520,350	$11.78	89,500

Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	553,679	N/A	89,500

Option Exercise/Value Table

        The following information with respect to options exercised during the fiscal year ended June 30, 2003, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the named executive officers.

					Value of Unexercised
			Number of Securities		In-the-Money Options
	Shares Acquired on	Value	Underlying Unexercised Options		at Fiscal Year End ($)(1)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Craig G. Blunden	--	$ --	153,750	--	$ 2,947,388	$ --
Robert G. Schrader	74,250	1,317,868	--	--	--	--
Donald L. Blanchard	--	--	45,000	--	862,650	--
Lilian Brunner	7,500	120,655	22,500	--	351,225	--
Richard L. Gale	--	--	30,000	--	575,100	--
Donavon P. Ternes	--	--	18,000	27,000	304,560	456,840
_________________
(1)

Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on June 30, 2003 less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

Employment Agreements

        The Bank has entered into an employment agreement with Mr. Blunden. The agreement has a term of three years and may be renewed by the Board for an additional year each year unless Mr. Blunden has attained age 62 or the Board or Mr. Blunden have given advance notice of their intention not to extend the term of the agreement. The agreement further provides for a base salary which may not be reduced except as part of a general salary reduction policy

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for senior executives of the Bank and, at any time, below the initial base salary of the agreement. Mr. Blunden's base salary is subject to annual review by the Board. Mr. Blunden's current base salary under the agreement is $297,504. In the event of a "change of control" of the Bank (as defined below), Mr. Blunden's base salary is fixed as the sum of his then current base salary and any bonuses paid during the 12-month period preceding the change in control. Under the agreement, Mr. Blunden is eligible to participate in all fringe benefit programs available to employees of the Bank as well as any program made available to senior executives of the Bank, including the use of an employer-provided automobile. The agreement also provides for the reimbursement of expenses incurred by Mr. Blunden in the course of his employment.

        In the event of Mr. Blunden's termination without cause by the Bank, the agreement provides for (i) a lump sum payment equal to the discounted present value of the aggregate future base salary payments Mr. Blunden would have received over the then remaining term of the agreement and (ii) the continuation of life and medical insurance at the Bank's expense for Mr. Blunden and his dependents. If Mr. Blunden's employment terminates by reason of his death or disability, the Bank is also obligated to continue life and medical insurance benefits for Mr. Blunden and his dependents, as applicable.

        In the event of Mr. Blunden's termination without cause following a change in control of the Bank, Mr. Blunden is entitled to an additional payment equal to three times the sum of his base salary and bonuses during the 12 months preceding his termination of employment reduced by the value of any other payments made by the Bank by reason of Mr. Blunden's termination without cause. In the event that a change of control of the Bank had occurred on June 30, 2003, based solely on the cash compensation paid to Mr. Blunden during 2003 and excluding the value of any other employee benefits which may be payable, Mr. Blunden would have received a payment of approximately $1,368,537. For purposes of the agreement, "change in control" is defined to mean (i) a change in control of the Bank as determined under applicable regulations of the Office of Thrift Supervision and (ii) a change in the composition of the Board following a merger, consolidation or other business combination involving the Bank such that a majority of the directors of the resulting entity consists of persons who were not directors immediately prior to such transaction.

Post-Retirement Compensation Agreement

        The Bank has entered into a separate post-retirement compensation agreement with Mr. Blunden. The agreement provides that if Mr. Blunden terminates employment with the Bank after attaining age 60, the Bank will provide Mr. Blunden with a monthly benefit for life equal to 50% of his final average monthly salary. For purposes of the agreement, "final average monthly salary" is defined as the average of Mr. Blunden's highest paid 36 consecutive months of employment with the Bank determined by reference to the gross amount of Mr. Blunden's monthly salary excluding bonus and incentive awards, director's fees and accelerated payments of future salary. Assuming that Mr. Blunden's current compensation level was equivalent to his "final average monthly salary," the normal monthly benefit payable under the agreement would be $11,534. Under the agreement, Mr. Blunden may elect to receive the actuarially determined lump sum equivalent of the normal monthly benefit or a joint-and-survivor benefit. Mr. Blunden may also elect to receive an early retirement benefit under the agreement which is reduced proportionately to reflect the number of months then remaining to Mr. Blunden's 60th birthday. However, in the event of Mr. Blunden's termination of employment prior to age 60 by reason of his death or disability, the agreement provides for payment of the normal monthly benefit to Mr. Blunden or his beneficiary. At June 30, 2003, the accrued liability of the Bank with respect to its obligations under the agreement was $1,171,394.

Severance Agreements

        The Company and the Bank have entered into severance agreements with Messrs. Blanchard, Gale, and Ternes and Ms. Brunner. The agreements have a term of one year, which may be extended for an additional year on the anniversary of the effective date of the agreement by the Board of Directors. The agreements provide that in the event of an involuntary termination of the officer following a change in control of the Company or the Bank, they will be entitled to receive two times their then current base salary. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the officer is assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in

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control. The Bank or its successor would also be obligated to continue the officer's other employee benefits for a one-year period following termination of employment.

        The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation. If a change in control of the Company or the Bank occurred during the fiscal year ending June 30, 2003, based solely on the officer's current salary level and excluding the value of any other employee benefits which may be payable, the officers would receive payment as follows: Mr. Blanchard, $230,400; Ms. Brunner, $230,400; Mr. Gale, $199,992; and Mr. Ternes, $287,000.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended June 30, 2003:

  The Audit Committee has completed its initial review and discussion of the Company's 2003 audited financial statements with management;

  The Audit Committee has discussed with the independent auditor (Deloitte & Touche, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

  The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

  The Audit Committee has, based on its initial review and discussions with management of the Company's 2003 audited financial statements and discussions with the independent auditors, recom-

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mended to the Board of Directors that the Company's audited financial statements for the year ended June 30, 2003 be included in the Company's Annual Report on Form 10-K.

            Audit Committee:                                             Joseph P. Barr, Chairman
                                                                                        Bruce W. Bennett
                                                                                        Debbi H. Guthrie

        Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

        Report of the Personnel/Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company and the Bank. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. Insofar as no separate compensation is currently payable by the Company, the Personnel/ Compensation Committee of the Bank (the "Committee"), at the direction of the Board of Directors of the Company, has prepared the following report for inclusion in this proxy statement.

        General. The Personnel/Compensation Committee of the Board of Directors is responsible for establishing and implementing all compensation policies of the Bank and its subsidiaries. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Bank and approving an appropriate compensation level. The Chief Executive Officer evaluates the performance of certain Senior Vice Presidents of the Bank and recommends to the Committee individual compensation levels for approval by the Committee.

        Compensation Policies. The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principal underlying compensation policies are: (1) to attract and retain key executives who are highly qualified and are vital to the long-term success of the Bank and its subsidiaries; (2) to provide levels of compensation competitive with those offered throughout the banking industry; (3) to motivate executives to enhance long-term shareholder value by helping them build their own ownership in the Company; and (4) to integrate the compensation program with the Bank's long-term strategic planning and management process.

        Base Salary. The Bank's current compensation plan involves a combination of salary and bonuses to reward short-term performance, and has included, and, in the future, may include grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. Individual annual performance is reviewed to determine appropriate salary adjustments.

        Annual Incentive Plan. The Annual Incentive Plan is based on annual performance of the Company compared to the business plan and individual performance assessments. The Plan is designed to provide for baseline bonuses up to 30% of salary for the Chief Executive Officer, up to 20% of salary for Senior Officers, up to 12% of salary for certain managers, and up to 8% of salary for certain department managers. Actual bonuses may exceed the baseline if the

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Company performs better than the business plan and/or the individual employee performs better than the baseline performance requirement.

        Long Term Incentive Compensation. The Stock Option Plan is designed to attract and retain qualified personnel and nonemployee directors, to provide such officers, key employees and nonemployee directors with a proprietary interest in the Company as an incentive to contribute to the success of the Company and the Bank and to reward officers and key employees for outstanding performance. Stock options have been granted to key employees of the Company and its subsidiaries, including the Bank. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors. Under the Stock Option Plan, such committee determines which officers and key employees will be granted options, the number of shares subject to each option, and the exercisability of such options. The per share exercise price of an option will equal at least 100% of the fair market value of a share of Common Stock on the date the option is granted.

        Compensation of the Chief Executive Officer. During the fiscal year ended June 30, 2003, the base salary of Craig G. Blunden, President and Chief Executive Officer of the Bank, was $290,423 along with an incentive bonus of $165,756. The Committee believes Mr. Blunden's current compensation is appropriate based on competitive salary surveys and the performance of the Bank.

        The Committee also recommends to the Board of Directors the amount of fees paid for service on the Board. The Committee did not recommend a change in Board fees during the fiscal year ended June 30, 2003.

                Personnel/Compensation Committee:                                 Roy H. Taylor, Chairman
                                                                                                                  William E. Thomas

        Compensation Committee Interlocks and Insider Participation. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

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Performance Graph

        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq Bank Index. Total return assumes the reinvestment of all dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN *

	6/30/97	6/30/98	6/30/99	6/30/00	6/30/01	6/30/02	6/30/03
Provident Financial Holdings, Inc.	100.00	125.51	119.76	83.40	141.09	205.01	271.24
Nasdaq Stock Index	100.00	131.63	189.11	279.62	151.97	103.53	114.95
Nasdaq Bank Index	100.00	138.70	137.00	112.33	155.82	174.65	177.25

* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on June 30, 1997 and that all dividends were reinvested.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended June 30, 2003, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

TRANSACTIONS WITH MANAGEMENT

        As required by federal regulations, all loans or extensions of credit to executive officers and directors are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (except for loans made pursuant to programs generally available to all employees) and do not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Bank to a director or executive officer in an amount that, when aggregated with the amount of all other loans by the Bank to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) are subject to approval in advance by a majority of the disinterested members of the Board of Directors.

PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      Deloitte & Touche, LLP served as the Company's independent auditors for the fiscal year ended June 30, 2003. The Board of Directors has appointed Deloitte & Touche, LLP as independent auditors for the fiscal year ending June 30, 2004, subject to approval by shareholders. A representative of Deloitte & Touche, LLP will be present at the Annual Meeting to respond to shareholders' questions and will have the opportunity to make a statement if he so desires.

Audit Fees

        The aggregate fees billed to the Company for professional services rendered for the audit of the Company's financial statements for fiscal 2003 and the reviews of the financial statements included in the Company Forms 10-Q for that year, including travel expenses, were $151,450.

Financial Information Systems Design and Implementation Fees

        No independent public accountant performed financial information system design or implementation work for the Company during the fiscal year ended June 30, 2003.

All Other Fees

        Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche, LLP for fiscal 2003, none of which were financial information systems design and implementation fees, were $39,750 for tax return preparation. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche, LLP other than audit services are not incompatible with Deloitte & Touche, LLP maintaining its independence.

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        If the ratification of the appointment of Deloitte & Touche, LLP is not approved by a majority of the votes cast by shareholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

PROPOSAL III - APPROVAL OF 2003 STOCK OPTION PLAN

General

        On September 24, 2003, the Board of Directors of the Company unanimously adopted, subject to shareholder approval, the Provident Financial Holdings, Inc. 2003 Stock Option Plan ("2003 Plan").

        The objectives of the 2003 Plan are to reward performance and build the participants' equity interest in the Company by providing long-term incentives and rewards to directors, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service, and to enable the Company to pursue mergers and acquisitions.

        The Company currently maintains the 1996 Stock Option Plan ("1996 Plan"), which was approved by shareholders. Stock options were awarded pursuant to the 1996 Plan to officers and directors of the Company and the Bank. Awards under the 1996 Plan will not be affected by adoption of the 2003 Plan. The Company believes that the availability of stock compensation programs is an important element of the Company's overall incentive compensation and growth strategies and that the adoption of the 2003 Plan will assist the Company in meeting the objectives of these strategies.

        The following summary is a brief description of the material features of the 2003 Plan. This summary is qualified in its entirety by reference to the 2003 Plan, a copy of which is attached as Exhibit A.

Summary of the 2003 Plan

        Type of Stock Option Grants. The 2003 Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"), and non-qualified stock options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

        Administration. The 2003 Plan is administered by a committee, the members of which are appointed by the Company's Board of Directors ("Committee"). Subject to the terms of the 2003 Plan and resolutions of the Board, the Committee interprets the 2003 Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the individuals to whom stock options will be granted, the type and amount of stock options that will be granted, and the terms and conditions applicable to grants.

        Participants. All directors, advisory directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the 2003 Plan, except that only employees may be granted ISOs.

        Number of Shares of Common Stock Available. The Company has reserved 235,000 shares of Common Stock for issuance under the 2003 Plan in connection with the exercise of awards. Shares of Common Stock to be issued under the 2003 Plan will be authorized but unissued shares. To the extent the Company uses authorized but unissued shares to fund the 2003 Plan, the interests of current shareholders will be diluted. If all options are granted through the use of authorized but unissued Common Stock, current shareholders would be diluted by approximately 4.9% based on

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the number of shares outstanding on October 13, 2003. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the 2003 Plan.

        Adjustments Upon Changes in Capitalization. Shares awarded under the 2003 Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

        Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Common Stock, as determined by the closing price of the Common Stock on The Nasdaq Stock Market on the date the option is granted. The closing price of the Common Stock on The Nasdaq Stock Market on October 13, 2003 was $31.00.

        The aggregate fair market value of ISO shares granted to any employee that may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. The exercise price of an option may be paid in cash, Common Stock or other property, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

        Transferability of Awards. Under the 2003 Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the 2003 Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the 2003 Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

        Effect of a Change in Control. In the event of a tender offer, exchange offer for shares or a change in control (as defined in the 2003 Plan) of the Company, each outstanding stock option grant will become fully vested. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the 2003 Plan provides that the participant may elect to receive the excess of the fair market value of the Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Committee's discretion.

        Term of the 2003 Plan. The 2003 Plan will be effective only upon approval by the shareholders of the Company. The 2003 Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

        Prohibition on Repricing Underwater Options. The Committee may not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding option to reduce the option price. Furthermore, no option may be canceled and replaced with awards having a lower option price without further approval of the shareholders.

        Amendment of the 2003 Plan. The 2003 Plan allows the Board to amend, suspend or terminate the 2003 Plan without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement. Shareholder approval will generally be required with respect to an amendment to the 2003 Plan that will (i) increase the aggregate number of securities which may be issued under the 2003 Plan, except as specifically set forth under the 2003 Plan, (ii) materially increase the benefits accruing to participants under the 2003 Plan, (iii) materially change the requirements as to eligibility for participation in the 2003 Plan or (iv) change the class of persons eligible to participate in the 2003 Plan. No amendment, suspension or termination of the 2003 Plan, however, will impair the rights of any participant, without his or her consent, in any award made thereunder.

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        Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the 2003 Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of the federal income tax consequences.

        There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or a NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

        On exercise of a NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income with respect to the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

        Although the Company anticipates that option grants will be made to directors, officers and employees following the effective date and during the term of the 2003 Plan, no specific determinations have been made regarding the timing, recipients, size or terms of individual awards.

        The Board of Directors recommends a vote "FOR" the adoption of the 2003 Stock Option Plan attached to this Proxy Statement as Exhibit A.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

        The Company's 2003 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the Voting Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

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        A copy of the Company's Form 10-K for the fiscal year ended June 30, 2003, as filed with the SEC, will be furnished without charge to shareholders of record as of the close of business on the Voting Record Date upon written request to Donavon P. Ternes, Secretary, Provident Financial Holdings, Inc., 3756 Central Avenue, Riverside, California 92506.

SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company's Annual Meeting to be held in November 2004 must be received by the Company no later than June 24, 2004 to be considered for inclusion in the proxy materials and form of proxy relating to such Annual Meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        The Company's Certificate of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The Company anticipates that, in order to be timely, shareholder nominations or proposals intended to be made at the 2003 Annual Meeting must be made by October 31, 2003. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                                                                            BY ORDER OF THE BOARD OF DIRECTORS

                                                                                            /s/Donavon P. Ternes
                                                                                            DONAVON P. TERNES
                                                                                            Secretary

Riverside, California
October 21, 2003

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Exhibit A

PROVIDENT FINANCIAL HOLDINGS, INC.

2003 STOCK OPTION PLAN

        1.         Plan Purpose. The purpose of the Plan is to foster and promote the long-term success of the Corporation and its shareholders by a means of attracting and retaining directors, advisory directors, directors emeriti and employees of the Corporation and its Affiliates, and to enable the Corporation to pursue mergers and acquisitions.

        2.         Definitions. The following definitions are applicable to the Plan:

        "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option or any combination thereof, as provided in the Plan.

        "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

        "Board" -- means the board of directors of the Corporation.

        "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

        "Code" -- means the Internal Revenue Code of 1986, as amended.

        "Committee" -- means the Committee referred to in Section 3 hereof.

        "Corporation" -- means Provident Financial Holdings, Inc., a Delaware corporation, and any successor thereto.

        "Disability" -- means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

        "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

        "Market Value" -- means:

        (a)         If the Shares are traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Market Value shall be the closing price of the Shares on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

        (b)         If the Shares are not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

        "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

        "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

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        "Participant" -- means any director, advisory director, director emeritus or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

        "Plan" -- means this Provident Financial Holdings, Inc. 2003 Stock Option Plan.

        "Shares" -- means the shares of common stock, $0.01 par value per share, of the Corporation.

        "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option or (ii) a director (including an advisory director or director emeritus) or employee of the Corporation or any Affiliate for purposes of any other Award.

        3.         Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom shall be (i) an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

        4.         Shares Subject to Plan.

                    (a)         Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 235,000. The Shares with respect to which Awards may be made under the Plan will be authorized and unissued Shares. An Award shall not be considered to have been made under the Plan with respect to any Option which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                    (b)         During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 100,000 Shares, subject to adjustment as provided in Section 6.

        5.         Awards. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                            (i)         Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                            (ii)        Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than ten (10) years for either an Incentive Stock Option or a Non-Qualified Stock Option.

                            (iii)        Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise

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date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may, in its discretion, arrange procedures for the payment of the exercise price with one or more stock brokerage firms for the purpose of allowing a Participant to make a "cashless exercise" of an Option.

                            (iv)        Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                            (v)        Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

        6.         Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

        7.         Effect of Merger on Options. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option), thereafter and during the term of each such Option, to receive upon exercise of any such Option an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Option, multiplied by the number of Shares with respect to which such Option shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

        8.         Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast; (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board; or (iii) the shareholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has previously been exercised or otherwise terminated shall become exercisable.

        9.         Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family

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members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

        10.         Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

        11.         Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

        12.         Withholding Tax. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

        13.         Amendment or Termination.

                    (a)         The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                    (b)         The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

                    (c)         The Committee shall not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option to reduce the exercise price of the Option. Furthermore, no Option shall be canceled and replaced with awards having a lower exercise price without further approval of the shareholders of the Company. This Section 13(c) is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit or in any way restrict the adjustments provided for in Section 6 of this Plan.

        14.         Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 13 hereof.

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REVOCABLE PROXY
PROVIDENT FINANCIAL HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 18, 2003

        The undersigned hereby appoints the Board of Directors of Provident Financial Holdings, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Riverside Art Museum located at 3425 Mission Inn Avenue, Riverside, California, on Tuesday, November 18, 2003, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		FOR	WITHHELD

1.	The election as director of the nominees	[ ]	[ ]
listed below (except as marked to the
contrary below).

Robert G. Schrader
William E. Thomas

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2.	The approval of the appointment of Deloitte &	[ ]	[ ]	[ ]
Touche, LLP as independent auditors for the
fiscal year ending June 30, 2004.

3.	The adoption of the 2003 Stock Option Plan.	[ ]	[ ]	[ ]

4.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

This proxy also provides voting instructions to the Trustees of the Provident Savings Bank, F.S.B.
Employee Stock Ownership Plan for participants with shares allocated to their accounts.

This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 21, 2003 and the 2003 Annual Report to Shareholders.

Dated: , 2003

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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